Exhibit 99.2

1 C - Corporation Conversion Delivers Key Benefits to Unitholders Conversion method is a unitholder friendly transaction requiring a unitholder vote 1 Increases trading liquidity and expands potential investor pool Simplifies Summit’s tax reporting structure making the equity much easier to own Reduces unitholder’s tax burden going forward, including by eliminating recapture of previously allocated MLP items Reduces administrative burden , providing greater transparency and easier decision - making for investors

All of these types of statements, other than statements of historical fact included in this presentation, are forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward - looking statements contained in this presentation are largely based on the Partnership’s expectations, which reflect estimates and assumptions made by the Partnership’s management. These estimates and assumptions reflect the Partnership’s best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Partnership’s control. In addition, management’s assumptions about future events may prove to be inaccurate. All readers are cautioned that the forward - looking statements contained in this presentation are not guarantees of future performance, and the Partnership’s expectations may not be realized or the forward - looking events and circumstances may not occur. Actual results may differ materially from those anticipated or implied in the forward - looking statements due to factors described in the section of the Proxy Statement/Prospectus entitled “Risk Factors.” The forward - looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update such statements unless required by securities law, and we caution you not to unduly rely on them. 2 Forward - Looking Statements Investors are cautioned that this presentation contains forward - looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of Summit Midstream Partners, LP (the “Partnership” and, collectively with our subsidiaries, “Summit Midstream,” “Summit,” “SMLP,” “we,” “our” or “us”), which may include statements about: ▪ the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Partnership, Summit Midstream Corporation (“New Summit”), Summit SMC NewCo, LLC, and Summit Midstream GP, LLC (the “General Partner”) ; ▪ the risk that the failure to consummate the Corporate Reorganization will disrupt ongoing or future strategic alternatives, including a Potential Transaction (as defined in the Proxy Statement/Prospectus); ▪ the outcome of any legal proceedings that may be instituted against the Partnership or New Summit and others relating to the Merger Agreement; ▪ the effect of the announcement of the corporate reorganization of the Partnership to convert from a master limited partnership (“MLP”) to a C corporation (the “Corporate Reorganization”) on the Partnership’s customer relationships, operating results and business generally; ▪ the risks that the proposed Corporate Reorganization disrupts current plans and operations; ▪ the amount of the costs, fees, expenses and charges related to the Corporate Reorganization; ▪ the failure to obtain the unitholder approval and to satisfy the other conditions to the consummation of the Corporate Reorganization; ▪ the failure to realize a lower long - term cost of capital and other anticipated benefits of the proposed Corporate Reorganization; ▪ the Partnership and New Summit’s ability to access the debt and equity markets, which will depend on general market conditions and the credit ratings for debt obligations; ▪ fluctuations in natural gas, natural gas liquids (“NGLs”) and crude oil prices, including as a result of political or economic measures taken by various countries or the Organization of the Petroleum Exporting Countries; ▪ the extent and success of the Partnership’s and New Summit’s customers’ drilling and completion efforts, as well as the quantity of natural gas, crude oil, freshwater deliveries, and produced water volumes produced within proximity of the Partnership’s and New Summit’s assets; ▪ failure or delays by the Partnership’s and New Summit’s customers in achieving expected production in their natural gas, crude oil and produced water projects; ▪ competitive conditions in the Partnership’s and New Summit’s industry and their impact on the Partnership’s and New Summit’s ability to connect hydrocarbon supplies to the Partnership’s and New Summit’s gathering and processing assets or systems; ▪ actions or inactions taken or nonperformance by third parties, including suppliers, contractors, operators, processors, transporters and customers, including the inability or failure of the Partnership’s and New Summit’s shipper customers to meet their financial obligations under the Partnership’s and New Summit’s gathering agreements and the Partnership’s and New Summit’s ability to enforce the terms and conditions of certain of the Partnership’s and New Summit’s gathering agreements in the event of a bankruptcy of one or more of the Partnership’s and New Summit’s customers; ▪ the Partnership’s and New Summit’s ability to divest of certain of the Partnership’s and New Summit’s assets to third partieson attractive terms, which is subject to a number of factors, including prevailing conditions and outlook in the natural gas, NGL and crude oil industries and markets; ▪ the ability to attract and retain key management personnel; ▪ commercial bank and capital market conditions and the potential impact of changes or disruptions in the credit and/or capital markets; ▪ changes in the availability and cost of capital and the results of the Partnership’s and New Summit’s financing efforts, including availability of funds in the credit and/or capital markets; ▪ restrictions placed on the Partnership and New Summit by the agreements governing the Partnership’s and New Summit’s debt and preferred equity instruments; ▪ the availability, terms and cost of downstream transportation and processing services; ▪ natural disasters, accidents, weather - related delays, casualty losses and other matters beyond the Partnership’s and New Summit’s control; ▪ the current and potential future impact of the COVID - 19 pandemic or other pandemics on the Partnership’s and New Summit’s business, results of operations, financial position or cash flows; ▪ operational risks and hazards inherent in the gathering, compression, treating and/or processing of natural gas, crude oil and produced water; ▪ the Partnership’s and New Summit’s ability to comply with the terms of the agreements comprising the Global Settlement (as defined in the Proxy Statement/Prospectus); ▪ weather conditions and terrain in certain areas in which the Partnership and New Summit operate; ▪ physical and financial risks associated with climate change; ▪ any other issues that can result in deficiencies in the design, installation or operation of the Partnership’s and New Summit’s gathering, compression, treating, processing and freshwater facilities; ▪ timely receipt of necessary government approvals and permits, the Partnership’s and New Summit’s ability to control the costs of construction, including costs of materials, labor and rights - of - way and other factors that may impact the Partnership’s and New Summit’s ability to complete projects within budget and on schedule; ▪ the Partnership’s and New Summit’s ability to finance the Partnership’s and New Summit’s obligations related to capital expenditures, including through opportunistic asset divestitures or joint ventures and the impact any such divestitures or joint ventures could have on the Partnership’s and New Summit’s results; ▪ the effects of existing and future laws and governmental regulations, including environmental, safety and climate change requirements and federal, state and local restrictions or requirements applicable to oil and/or gas drilling, production or transportation; ▪ the effects of litigation; ▪ interest rates; ▪ changes in general economic conditions; and ▪ other factors and uncertainties discussed in the Proxy Statement/Prospectus (as defined herein) and the Partnership’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Partnership’s Annual Report on Form 10 - K for the year ended December 31, 2023 (the “Annual Report”) and the Partnership’s Quarterly Report on Form 10 - Q for the quarter ended March 31, 2024.

3 Legal Disclaimers & Use of Non - GAAP Financial Matters Additional Information and Where to Find It This presentation relates to the proposed Corporate Reorganization of the Partnership. This presentation may be deemed to be solicitation material in respect of the proposed Corporate Reorganization. The proposed Corporate Reorganization has been submitted to the Partnership’s common unitholders for their consideration. In connection with the proposed Corporate Reorganization, New Summit has filed with the SEC a Form S - 4 containing a proxy statement/prospectus (the “Proxy Statement/Prospectus”) to be distributed to the Partnership’s common unitholders in connection with the Partnership’s solicitation of proxies for the vote of the Partnership’s common unitholders in connection with the proposed Corporate Reorganization and other matters as described in such Proxy Statement/Prospectus. The Proxy Statement/Prospectus also serves as the prospectus relating to the offer of the securities to be issued to the Partnership’s common unitholders in connection with the completion of the proposed Corporate Reorganization. The Partnership and New Summit may file other relevant documents with the SEC regarding the proposed Corporate Reorganization. The definitive Proxy Statement/Prospectus has been mailed to the Partnership’s common unitholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED CORPORATE REORGANIZATION, INVESTORS AND COMMON UNITHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED CORPORATE REORGANIZATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CORPORATE REORGANIZATION. The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Partnership or New Summit with the SEC, may be obtained as such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or by directing a written request to the Partnership at 910 Louisiana Street, Suite 4200, Houston, Texas 77002. No Advice This presentation has been prepared for informational purposes only and is not intended to provide, and should not be relied on for, tax, legal or accounting advice. The SMLP unitholders should consult their own tax and other advisors before making any decisions regarding the proposed Corporate Reorganization. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation The Partnership, the General Partner, and certain of the General Partner’s executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Corporate Reorganization. Information regarding the General Partner’s directors and executive officers is available in the Annual Report. To the extent that holdings of the Partnership’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S - 4, the Proxy Statement/Prospectus and other relevant materials relating to the proposed Corporate Reorganization filed with the SEC. Common unitholders and other investors should read the Proxy Statement/Prospectus carefully before making any voting or investment decisions. Use of Non - GAAP Financial Measures This presentation contains financial measures not prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), such as “adjusted EBITDA,” “Distributable Cash Flow” and “Free Cash Flow”. While we report our financial results in accordance with GAAP, management believes certain non - GAAP performance measures may provide users of this financial information with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of the Partnership’s core ongoing business. Non - GAAP information should be considered by the reader in addition to, but not instead of, financial information prepared in accordance with GAAP. Because adjusted EBITDA, Distributable Cash Flow, and Free Cash Flow may be defined differently by other entities in our industry, the Partnership's definition of these non - GAAP financial measures may not be comparable to similarly titled measures of other entities, thereby diminishing their utility. The Partnership defines adjusted EBITDA as net income or loss, plus interest expense, income tax expense, depreciation and amortization, the Partnership's proportional adjusted EBITDA for equity method investees, adjustments related to minimum volume commitment shortfall payments, adjustments related to capital reimbursement activity, unit - based and noncash compensation, impairments, items of income or loss that the Partnership characterizes as unrepresentative of its ongoing operations and other noncash expenses or losses, income tax benefit, income (loss) from equity method investees and other noncash income or gains. We define Distributable Cash Flow as adjusted EBITDA, as defined above, less cash interest paid, cash paid for taxes, net interest expense accrued and paid on the senior notes, and maintenance capital expenditures. We define Free Cash Flow as Distributable Cash Flow attributable to common and preferred unitholders less growth capital expenditures, less investments in equity method investees, less distributions to common and preferred unitholders. Free cash flow excludes proceeds from asset sales and cash consideration paid for acquisitions.

4 Effected through “non - taxable” 1 exchange of all existing SMLP units on a 1 - for - 1 basis for New Summit common stock (New Summit to be named: Summit Midstream Corporation) Anticipated closing in second half of 2024 subject to SMLP unitholder approval • Unitholders will receive a final K - 1 in March 2025 related to SMLP’s short 2024 tax year, with any future common stock tax reporting for dividends to be provided through broker provided 1099 - DIV tax forms Nontaxable event for SMLP unitholders with a positive tax capital account balance at the conversion date 1 Unitholders that sell SMLP units prior to the conversion date may recognize a taxable gain subject to ordinary gain / depreciation recapture (Note: this is a status quo condition and will change post - conversion) Post conversion, sales of New Summit common stock will be subject to tax advantaged capital gain / loss treatment • SMLP Unitholders with a positive tax capital account balance at the conversion date will roll their tax capital as basis into newly issued New Summit common shares • Ordinary gain amounts (i.e., depreciation recapture) assessed at the unitholder’s ordinary income tax rate are permanently eliminated at the individual level upon conversion to the C - Corp • Long - term or short - term capital gain tax treatment generally based on unitholder’s acquisition date of SMLP units and not the conversion date Post conversion, New Summit bears tax obligations related to future company - generated income (vs. unitholders bearing the tax obligation under the current MLP structure) • New Summit does not expect any material corporate tax leakage for the foreseeable future C - Corp Conversion Transaction Highlights 1. SMLP unitholders with negative net tax capital balances may recognize a taxable gain subject to ordinary gain recapture upon transaction closing. For SMLP unitholders with negative net tax capital balances, passive activity losses and excess business interest expense (EBIE) carryforwards are expected to be available to reduce (or otherwise eliminate) tax owed from the transaction. Summit’s Series A preferred investors should discuss tax consequences of the Corporate Reorganization with their own tax and other advisors. The Series A preferred stock is expected to be treated as nonqualified preferred stock, the receipt of which will generally be taxable.

5 Attractive timing from an SMLP unitholder tax perspective • Majority of current unitholders are projected to have positive tax capital account balances at the conversion date, and to therefore have no taxable gain resulting from the proposed non - taxable exchange • Recent effects of changes in tax laws 1 have reduced the ability of MLPs to utilize bonus depreciation and deduct interest expense, crucial levers to defer cash tax obligations for ownership of MLP units • In the current MLP structure, a substantial portion of existing SMLP unitholders are expected to be allocated taxable income over the next few years, resulting in an increase in annual taxes owed by tenured unitholders • Upon conversion to a C - Corp, Summit does not expect any material corporate cash tax leakage for the foreseeable future Eliminates Ordinary Gain / deprecation recapture (taxed at the investor’s ordinary income tax rate) and the tax “holding cost” associated with ownership of MLP units Greatly increases potential investor universe as the equity of a C - Corp is easier to own • Eliminates K - 1s; Investors would receive Form 1099 - DIV for any future dividend payments • The S&P Utility & Energy Index has an aggregate market cap of over $1.2 trillion, ~1,500% the size of the Alerian MLP Index (excl. EPD, ET & MPLX) Additional benefits of the conversion include: • Maximizes potential index inclusion and overall trading liquidity • Provides a more liquid and attractive currency that facilitates M&A strategy • Potential multiple expansion ascribed to C - Corps relative to MLPs • Enhanced corporate governance Rationale for C - Corp Conversion 1. Tax Cuts and Jobs Act (2017) began limiting the deduction for business interest expense starting in Tax Year 2022 and phasing out bonus depreciation starting in Tax Year 2023

6 "Non - Taxable" Conversion Structure 1 1. See discussion herein about tax implications for U.S. unitholders with a negative tax capital account. Foreign investors should consult their tax advisors Corporate Conversion Structure • Summit Midstream Partners, LP forms a new Delaware corporation (Summit Midstream Corporation), which then forms a new Delaware limited liability company • The new Delaware limited liability company merges with and into Summit Midstream Partners, LP, with Summit Midstream Partners, LP surviving, and pursuant to the merger: – Common unitholders exchange their common units for common shares of the new Delaware corporation (Summit Midstream Corporation) – Series A Preferred Unitholders exchange their Series A Preferred Units for Series A Preferred Stock of Summit Midstream Corporation Proposed C - Corp Organizational Structure Summit Midstream Partners, LP Summit Midstream Corporation (NYSE: SMC) Status Quo Organizational Structure Summit Midstream Partners, LP (NYSE: SMLP) Summit Midstream Holdings, LLC "Borrower" Summit Midstream GP, LLC Non - economic GP interest Common Stockholders Common Unitholders Series A Preferred Unitholders Series A Preferred Stockholders

7 Trading Liquidity: Waning Liquidity for the MLP Structure Source: Industry research Total MLP Product Fund Flows — Inflow (Outflows) $mm • MLP fund flows have slowed substantially despite strong industry fundamentals • The sector continues to shrink as a result of buy - ins, consolidation and C - Corp conversions • Difficulty maintaining investor attention on a sector/structure becoming smaller and more illiquid from a trading perspective $2,476 $6,615 $3,988 ($1,154) ($2,317) ($4,587) ($1,248) $848 ($1,497) ($41) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD

Alerian MLP Index Constituents Disappearing Over Time

2016

1.	Enterprise Products Partners LP	19.8%
2.	Energy Transfer Partners LP	9.8%
3.	Magellan Midstream Partners LP	9.3%
4.	Plains All American Pipeline LP	5.5%
5.	Buckeye Partners LP	5.3%
6.	Williams Partners LP	4.5%
7.	MPLX LP	4.3%
8.	ONEOK Partners LP	3.5%
9.	Sunoco Logistics Partners LP	3.4%
10.	Enbridge Energy Partners LP	2.7%
11.	EQT Midstream Partners LP	2.4%
12.	Western Gas Partners LP	2.3%
13.	Genesis Energy LP	2.0%
14.	NuStar Energy LP	1.8%
15.	DCP Midstream Partners LP	1.8%
16.	Tesoro Logistics LP	1.7%
17.	AmeriGas Partners LP	1.7%
18.	Spectra Energy Partners LP	1.7%
19.	TC Pipelines LP	1.5%
20.	Shell Midstream Partners LP	1.3%
21.	Boardwalk Pipeline Partners LP	1.2%
22.	Enlink Midstream Partners LP[1]	1.2%
23.	Suburban Propane Partners LP	1.1%
24.	Tallgrass Energy Partners LP	1.0%
25.	Antero Midstream Partners LP	0.8%
26.	Ferrellgas Partners LP	0.8%
27.	Cheniere Energy Partners LP	0.8%
28.	Phillips 66 Partners LP	0.7%
29.	NGL Energy Partners LP	0.7%
30.	Holly Energy Partners LP	0.7%
31.	Valero Energy Partners LP	0.6%
32.	Crestwood Equity Partners LP	0.5%
33.	Sunoco LP	0.5%
34.	Teekay LNG Partners LP	0.5%
35.	Summit Midstream Partners LP	0.4%
36.	Golar LNG Partners LP	0.4%
37.	Columbia Pipeline Partners LP	0.4%
38.	Alliance Resource Partners LP	0.4%
39.	Martin Midstream Partners LP	0.4%
40.	Dominion Midstream Partners LP	0.3%
41.	Global Partners LP/MA	0.2%
42.	Capital Product Partners LP	0.2%
43.	Calumet Specialty Products Partners LP	0.1%

2024

1.	Plains All American Pipeline LP	11.1%
2.	Enterprise Products Partners LP	11.0%
3.	Energy Transfer LP	10.9%
4.	Western Midstream Partners LP	10.8%
5.	MPLX LP	10.8%
6.	EnLink Midstream LLC[1]	8.1%
7.	Sunoco LP	7.9%
8.	Hess Midstream LP[2]	6.8%
9.	Cheniere Energy Partners LP	4.8%
10.	USA Compression Partners LP	3.8%
11.	Suburban Propane Partners LP	3.1%
12.	Genesis Energy LP	3.0%
13.	Global Partners LP / GLP Finance Corp.	2.8%
14.	NGL Energy Partners LP	1.7%
15.	CrossAmerica Partners LP	1.0%
16.	Delek Logistics Partners LP	0.9%
17.	Star Group LP	0.8%
18.	Summit Midstream Partners LP	0.7%
19.	Martin Midstream Partners LP	0.2%

G&P Companies Taxed as Partnerships Over Time



7
2
2016
2024

Source: Alerian MLP Index
1. ENLC elected to be taxed as a C-Corp in 2018
2. Taxed as a C-Corp

8

Trading Uplift Potential Following Conversion

- With the conversion to a C-Corp, New Summit shares can be added to more potential indices and benchmarks based on tradeable market capitalization
- Potential for passive investment demand by mutual funds benchmarked to Russell and S&P indices
- Equity accessible by deeper pool of domestic and international investors, including tax-exempt and non-U.S. institutions
- Potential multiple expansion ascribed to C-Corp enterprises relative to MLPs

Volume Uplift for Recent Conversions[1]



99.4%
361.2%
168.3%
35.3%
HESM
EVA
KRP
OKE

Enterprise Value / 2024E EBITDA[2,3]



10.4x
8.6x
C-Corp
MLP

Source: Capital IQ, Eikon
Note: Market data as of 6/13/2024
1. Trading volumes uplift reflects change in average daily trading volume from 365-days prior to conversion and 365-days post-conversion
2. EBITDA estimates reflect median Wall Street estimates; EBITDA is a non-GAAP measure
3. C-Corp names include: AM, DTM, ENB, ENLC, HESM, KMI, KNTK, OKE, TRP, TRGP, and WMB; MLP names include: EPD, ET, GEL, GLP, MMLP, MPLX, NGL, PAA, SPH, SUN, WES and WLKP

9

10 Tax Considerations & Examples 10

11 MLP Tax Basics • Return on SMLP's units — like all MLPs — is tax deferred, not tax free • The question is when, not if , taxes are paid • Generally, unitholders owe taxes both: – On the allocated income generated by the partnership (not the distributions) during the period they own units – When they sell their units • The unitholder is ultimately responsible for its proportionate share of the earnings of SMLP and will pay taxes on these earnings at its ordinary income tax rate (as high as 37% marginal federal income tax rate for individual investors) • The after - tax cash flow to unitholders can be described as: – The cash distributions received each year less the cash taxes owed on allocated SMLP income, plus – The proceeds upon sale of their units less the cash taxes owed on such sale • A unitholder’s basis in an SMLP unit generally goes up (down) with the share of income (loss), and the share of increases (reductions) in SMLP liabilities allocated to that unit, and down by the distributions paid on that unit Source: Company materials and Partnership tax filings 1.8 1.7 1.6 3.8 1.6 IPO to May 2020 Jun 2020 - Dec 2020 2021 2022 2023 Units Outstanding as of 12/2023 by Trade Group Year (Millions of Units) • SMLP units belong to “trade groups” that share the month when, and the price at which, they were purchased • Approximately 80% of SMLP units were acquired after the May 2020 GP Buy - In Transaction, with 26% of current investors identifying as corporate entities • Unitholders, through the trade group designation of each unit, are allocated depreciation each year based primarily on a combination of the price at which their units were purchased (i.e., how much depreciable basis they started with), and when they were purchased (i.e., how much depreciation has already been allocated to them)

12 Why is a Conversion to C - Corp in Best Interests of Unitholders? Status Quo • While Summit has historically been able to allocate to most investors a sufficient amount of tax depreciation to minimize current income tax obligations, tax on this shielded income will ultimately come due when an investor sells its units and will be taxed at the investor’s ordinary income tax rate • The effects of recently enacted tax law changes 1 will result in an increase in the number of Summit’s current unitholders being allocated positive income over next few years • First, limitations on interest expense deductions (starting in 2022) have resulted in the loss of a substantial tax deduction for Summit • Second, limitations on bonus depreciation will continue to reduce the amount of tax depreciation Summit is allowed to use to offset interest expense limitations (bonus depreciation as percentage of capital expenditures limited to 60% in 2024; 40% in 2025, 20% in 2026, and 0% in 2027) • While SMLP unitholders may hope to continue deferring their deferred tax liability by not selling their units, they will continue to owe taxes each year on their allocated share of SMLP’s income (not distributions) • For most of Summit’s current investor trade groups, a disposition of their units today would result in (1) the generation of a tax obligation due to ordinary gain/depreciation recapture, which is taxed at ordinary income tax rates, (2) the generation of a capital loss that can only be used to offset a capital gain, when and if it exists elsewhere in the investor’s portfolio, and (3) no tax distribution for the payment of deferred taxes • Ordinary gain amounts (i.e. depreciation recapture), assessed at the investor’s ordinary income tax rate, are permanently eliminated upon the C - Corp conversion • Future sale of C - Corp shares eligible for advantaged long - term capital gain tax rates 2 • Suspended passive activity losses available to investor on a complete disposition for offset against any ordinary income generated by the investor 3 • New Summit bears tax obligations resulting from company - generated income Post Conversion Benefits 1. Tax Cuts and Jobs Act (2017) began limiting the deduction for business interest expense starting in Tax Year 2022 and began phasing out bonus depreciation starting in 2023 2. Long - term or short - term capital gain tax treatment generally based on unitholder’s acquisition date of SMLP units and not the conversion date 3. Unutilized passive activity losses available to offset investor’s other ordinary income only after the investor has disposed of 100% of their C - Corp shares

Historical and Future Outlook (in status quo case) of SMLP Taxable Earnings Allocated to Unitholders

- The tables below present the deferred tax implications to SMLP unitholders from 2021 to 2023[1]
- SMLP unitholders receive an allocation of ordinary income each year that accumulates over time and may result in a substantial tax liability upon unit disposition at ordinary income rates
- Tax Cuts and Jobs Act (2017) began limiting the deduction of business interest expense starting in Tax Year 2022
  - The current limitation, generally equivalent to interest expense exceeding 30% of EBIT (not EBITDA), includes companies' depreciation and amortization in the limitation calculation. This significantly reduces the total amount of interest that can be deducted
  - The law can be especially impactful for taxpayers that make longer-term investments since depreciation and amortization generally arise from expenditures having a useful life of more than one year
- The impact of the interest expense limitation to unitholders is ultimately disallowed interest expense deductions that result in higher ordinary income during the year, resulting in additional tax basis upon sale, which may yield a higher capital loss (or reduced capital gain)
- Bonus tax depreciation limitations, reduced capital expenditures, and reductions of base tax depreciation amounts are projected to result in reduced unitholder tax shield in future periods

Individual Tax Rate Example[1,2]:	Ordinary Income Taxes at 37%		
($ in millions)	2021A	2022A	2023A
Tax Earnings Before Tax Depr.	$40.2	$110.8	$222.6
Annual Ordinary Income Taxes	$14.9	$41.0	$82.4
Common Units Outstanding (mm)	6.741	10.048	10.334
Ordinary Income Taxes per Unit	$2.21	$4.08	$7.97
Cumulative Ordinary Taxes per Unit	**$2.21**	**$6.29**	**$14.26**

Corporate Tax Rate Example[1,2]:	Ordinary Income Taxes at 21%		
($ in millions)	2021A	2022A	2023A
Tax Earnings Before Tax Depr.	$40.2	$110.8	$222.6
Annual Ordinary Income Taxes	$8.4	$23.3	$46.7
Common Units Outstanding (mm)	6.741	10.048	10.334
Ordinary Income Taxes per Unit	$1.25	$2.32	$4.52
Cumulative Ordinary Taxes per Unit	**$1.25**	**$3.57**	**$8.09**

Source: Company materials, TD Securities
Note: All values in $US millions unless otherwise noted
Note: Excludes PALs generated prior to 2021

1. Amounts reflect the earnings of Summit Midstream Partners, LP, per its applicable Form 1065 tax returns, excluding partnership depreciation and unitholder specific adjustments allocated to unitholders on a prorated basis for the years presented and tax effected at 37% for individual investors and 21% for Corporate investors.
2. Illustrative allocated taxes passed on to unitholders; Does not contemplate any partially offsetting tax attributes (including PALs) held by individual unitholders, impacts of asset fair value changes and resulting depreciation recapture limitations, and potential capital loss benefits that can be used to offset capital gains at a 20% rate

SUMMIT MIDSTREAM 13

Conversion Impact Case Study

Analysis below compares after tax return of an investor before and after a December 2023 C-Corp conversion

(investor acquired an SMLP unit in January 2023 for $16.24 and then sold the unit in January 2024 for $19.68)

	After Tax Proceeds as MLP	
	MLP Investor Tax Calculation	
1	Sale Price	$19.68
2	Less: Tax Capital Account Balance	($15.00)
3	Tax Gain	$4.68
4		
5	Ordinary Gain (DDA Recapture)	$12.34
6	Capital Gain (Loss)	($7.66)
7	Tax Gain	$4.68
8		
9	Ordinary Gain	$12.34
10	Less: Suspended Passive Activity Loss	($0.76)
11	Ordinary Gain after PAL	$11.58
12	**Ordinary Tax @ 37%** *(Row 11 x 37%)*	**$4.28**
13		
14	Capital Gain (Loss)	($7.66)
15	**Capital Gain Tax** *(Row 14 x 20%)*	**($1.53)**
16		
17	**PAL tax attribute (post sale) to offset investor's non-SMLP ordinary income**	$ -
18		
19	**After tax proceeds, excluding capital loss benefit and PAL tax attribute** *(Row 1 – Row 12)*	**$15.40**

Impact to investor if C-Corp Conversion had taken place on December 31, 2023

Investor realizes an after tax premium vs status quo MLP structure[1]

	After Tax Proceeds after Conversion	
	Post Conversion Investor Tax Calculation	
1	Sale Price	$19.68
2	Less: Tax Basis After Conversion[2]	($15.00)
3	Tax Gain	$4.68
4		
5	Ordinary Gain (DDA Recapture)	$ -
6	Capital Gain (Loss)	$4.68
7	Tax Gain	$4.68
8		
9	Ordinary Gain	$ -
10	Less: Suspended Passive Activity Loss	$ -
11	Ordinary Gain after PAL	$ -
12	**Ordinary Tax @ 37%** *(Row 11 x 37%)*	**$ -**
13		
14	Capital Gain (Loss)	$4.68
15	**Capital Gain Tax** *(Row 14 x 20%)*	**$0.94**
16		
17	**PAL tax attribute (post sale) to offset investor's non-SMLP ordinary income** *(PAL x 37%)*	**$0.28**
18		
19	**After tax proceeds, excluding capital loss benefit and PAL tax attribute** *(Row 1 – Row 15)*	**$18.74**

1. Amount is illustrative of a January 2023 investor trade group and does not represent the results of other trade groups, or the impact of 2024 Partnership activities such as the recently announced Northeast asset sales or ongoing 2024 business activities of the Partnership; the premium excludes the status quo capital loss benefit of $1.53 per unit and the PAL benefit of $0.28 per unit available after the C-Corp Conversion.
2. See Slide 16 for additional discussion about EBIE.

SUMMIT MIDSTREAM

14

Trade Group: Case Study of a Jan 2023 Trade Group Investor[1]

Analysis below shows the tax impact to an SMLP investor who acquired an SMLP unit in Jan 2023 for $16.24 and then sold the unit in Jan 2024 for $19.68 for a profit before tax of $3.44

Cumulative Ordinary Gain Per Unit Per Month (i.e., Depreciation Recapture)

Acquisition Trade Group	Jan 2023	Feb 2023	Mar 2023	Apr 2023	May 2023	Jun 2023	Jul 2023	Aug 2023	Sep 2023	Oct 2023	Nov 2023	Dec 2023	Total 2023
Jan 23	N/A	$1.21	$2.43	$3.41	$3.82	$6.07	$4.42	$4.92	$5.20	$9.61	$12.10	$12.34	$12.34

	MLP Investor Tax Calculation	Tax Outcome (with PAL Benefit)
1	Sale Price	$19.68
2	Less: Tax Capital Account Balance	($15.00)
3	Tax Gain	$4.68
4		
5	Ordinary Gain (DDA Recapture)	$12.34
6	Capital Gain(Loss)	($7.66)
7	Tax Gain	$4.68
8		
9	Ordinary Gain	$12.34
10	Less: PAL	($0.76)
11	Ordinary Gain after PAL	$11.58
12	**Ordinary Tax @ 37%** (Row *11 x 37%*)	**$4.28**
13		
14	Capital Gain (Loss)	($7.66)
15	**Capital Gain Tax** *(Row 14 x 20%)*	**($1.53)**

		Rollforward of Tax Capital Account
Beginning Balance		$ -
Add: Buy Unit		$16.24
Add: Earnings	**PAL of $0.76**	**$11.58**
Add: Tax Depreciation		($12.34)
Add: Non-Deductible Expenses + Other		($0.48)
Ending Balance[2]		**$15.00**

After Tax Realization (Per Unit)	
Sell	$19.68
Buy	$16.24
Pre-Tax Gain	$ 3.44
Less: Cash Tax	($ 4.28)
After Tax Loss[3]	($0.84)

1. Amounts are illustrative of a January 2023 investor trade group and do not represent the results of other trade groups, or the impact of 2024 Partnership activities such as the recently announced Northeast asset sales or ongoing 2024 business activities of the Partnership.
2. Tax Capital Account in 2023 excludes a reduction for Excess Business Interest Expense ("EBIE"); if EBIE were reflected as a reduction in the tax capital account it would be added back to determine the investor's taxable gain. See Slide 16 for additional discussion about EBIE.
3. Calculated as $3.44 of profit less a $4.28 Ordinary Tax; Amount excludes a Capital Loss Benefit of $1.53

15

16 Conversion Tax Matters General Impact of MLP Tax Matter Post C - Corp Conversion 1 MLP Tax Matter A unitholder will recognize gain to the extent such unitholder’s share of partnership liabilities exceeds the basis in its units (i.e., to the extent of their negative tax capital) This gain will increase such unitholder’s basis in the common shares received in the exchange to a zero basis Taxable Gain Unitholders can use their historic PALs to reduce any tax obligation resulting from the C - Corp conversion Any PALs that are not used to offset gain from the C - Corp conversion may be used to offset future income on the sale of 100% of the common stock received in the exchange Passive Activity Losses (“PALs”) A unitholder’s depreciation recapture overhang is eliminated upon the C - Corp conversion, and taxes owed upon the disposition of New Summit stock will be calculated based on the preferential capital gain rate of 20% (after meeting long - term holding requirements) versus an investor’s ordinary income tax rate that may be applicable to a significant portion of the disposition proceeds in the status quo case. Depreciation Recapture To the extent that a unitholder has previously been allocated excess business interest that it has not previously been able to deduct, such unitholder may be able to increase the basis in its units at the time of the conversion, which may reduce the amount of gain realized in the C - Corp conversion Excess Business Interest Expense 1. Summit’s Series A preferred investors should discuss tax consequences of the Corporate Reorganization with their own tax and other advisors. The Series A preferred stock is expected to be treated as nonqualified preferred stock, the receipt of which will generally be taxable.